Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill
8.	Goodwill

A summary of the changes in the carrying value of goodwill, by reporting unit, is as follows:

CECP reporting unit
At January 1, 2011	$2,951
Impairment loss recognized during the year	(2,951)

At December 31, 2011, 2012 and 2013	—

In 2011, the Company performed an impairment test for goodwill by comparing the fair value of the CECP reporting unit with its carrying amount, including goodwill. The fair value of the CECP reporting unit was determined using a discounted cash flow methodology, based on a discount rate of 8.17% and expected future cash flows provided by management. As there were only two customers left in the CECP segment, the future cash flows were significantly reduced, therefore, the fair value of the CECP reporting unit was less than its carrying value (including goodwill) as of December 31, 2011. The Company further performed step 2 of the impairment test and allocated the fair value of the CECP reporting unit to all assets and liabilities, and to any unrecognized intangibles, as if the CECP reporting unit had been acquired at December 31, 2011. As the implied fair value of goodwill was zero, an impairment loss of $2,951 was recognized in 2011. Goodwill has been fully impaired since December 31, 2011.